UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 30, 2026
Floor & Decor Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38070	27-3730271
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway SE		30339
Atlanta,	Georgia
(Address of principal executive offices)		(Zip Code)
(404) 471-1634
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	FND	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02.            Results of Operations and Financial Condition.
On April 30, 2026, Floor & Decor Holdings, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended March 26, 2026. The text of the press release is included as Exhibit 99.1 to this Form 8-K.
The information disclosed under this Item 2.02, including Exhibit 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 and shall not be deemed incorporated by reference into any filing made under the Securities Act of 1933, except as expressly set forth by specific reference in such filing.
Item 8.01.            Other Events.
On April 23, 2026, our Board of Directors approved a share repurchase program authorizing the Company to repurchase up to $400 million of the Company’s common stock. Repurchases may be made from time to time through open‑market purchases, privately negotiated transactions, block purchases, accelerated share repurchase agreements, or other methods, including under Rule 10b5‑1 trading plans, in accordance with applicable securities laws. The timing, manner, price, and amount of repurchases will be determined at the Company’s discretion and depend on a variety of factors, including business, economic, and market conditions. The program has no expiration date and may be suspended or discontinued at any time. The Company is under no obligation to repurchase any shares under the program.
Item 9.01.            Financial Statements and Exhibits.
(d)    Exhibits:

Exhibit Number	Description

99.1	Press Release, dated April 30, 2026

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLOOR & DECOR HOLDINGS, INC.

Date: April 30, 2026	By:	/s/ David V. Christopherson
	Name:	David V. Christopherson
	Title:	Executive Vice President, Chief Administrative Officer and Chief Legal Officer